UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 988-1988

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

        On July 27, 2017, InterCloud Systems, Inc., a Delaware corporation (the “Company”), entered into an Exchange Agreement (the “Exchange Agreement”) with Mark Munro, the Company’s Chairman and Chief Executive Officer, certain entities controlled by Mr. Munro, and Pascack Road, LLC, an entity controlled by Mark Durfee, a member of the Company’s Board of Directors, to exchange all of the promissory notes held by each of them for shares of Series J preferred stock of the Company, the terms of which are set forth on that certain certificate of designation for such Series J preferred stock (the “Certificate of Designation”), which was filed with the Secretary of State of the State of Delaware on July 26, 2017. Mr. Munro and entities controlled by him exchanged promissory notes with an aggregate principal and accrued interest amount of $1,903,579 for an aggregate of 387 shares of Series J preferred stock, and Pascack Road, LLC exchanged promissory notes with an aggregate principal and accrued interest amount of $3,013,884 for an aggregate of 613 shares of Series J preferred stock. The Exchange Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 26, 2017, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware. The Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference. The Certificate of Designation became effective upon filing with the Secretary of State of the State of Delaware.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Certificate of Designation of InterCloud Systems, Inc., dated July 26, 2017.
10.1	Exchange Agreement by and among InterCloud Systems, Inc. and certain holders of InterCloud Systems, Inc.’s promissory notes, dated July 27, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: August 7, 2017	By:	/s/ Daniel Sullivan
Daniel Sullivan Chief Accounting Officer

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